UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2025

Graphjet Technology

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lot 3895, Lorong 6D, Kampung Baru Subang

Seksyen U6, 40150 Shah Alam

Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +60 016 310 0895

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	GTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

On August 11, 2025, the Company’s board of directors determined that the Share Consolidation will become effective as of 12:01 a.m. Eastern Time on August 25, 2025 (the “Effective Date”). The Company’s ordinary shares are expected to begin trading on a split-adjusted basis on The Nasdaq Global Market under the Company’s existing trading symbol “GTI”, at the open of trading on August 25, 2025. The new CUSIP number for the ordinary shares following the Share Consolidation will be G30449139.

Upon effectiveness of the Share Consolidation, every 60 ordinary shares issued and outstanding will automatically be combined into one ordinary share. The Share Consolidation will not affect any shareholder’s percentage ownership, except for adjustments that may result from the treatment of fractional shares.

No fractional shares will be issued in connection with the Share Consolidation. Instead, any fractional share that would otherwise result from the Share Consolidation will be rounded up to the nearest whole share.

The Company’s transfer agent, Continental Stock Transfer & Trust Company, will act as exchange agent for the Share Consolidation. Shareholders holding their shares electronically in book-entry form or through a bank, broker, or other nominee will have their positions automatically adjusted to reflect the Share Consolidation, subject to the treatment of fractional shares.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2025, Graphjet Technology (the “Company”) filed with the Cayman Islands General Registry its Amended and Restated Memorandum and Articles of Association (the “A&R M&A”) to effect the share consolidation of the Company’s issued and outstanding at a ratio of 1-for-60 and to reduce the par value of the Company’s ordinary shares from $0.0001 per share to $0.006 per share (the “Share Consolidation”). The Share Consolidation was previously approved by the Company’s shareholders at the extraordinary general meeting of shareholders held on August 7, 2025.

A copy of the A&R M&A is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 15, 2025, the Company issued a press release announcing the determination of the Effective Date of the Share Consolidation and related details. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

The Company will announce the effectiveness of the Share Consolidation in a subsequent Current Report on Form 8-K once the Effective Date occurs.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that the Company will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) The Company is beginning the commercialization of its technology and it may not have an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding the Company’s industry and market size; (v) financial condition and performance of the Company, including the anticipated benefits, the implied enterprise value, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of the Company; (vi) The Company’s ability to develop and manufacture its graphene and graphite products; (vii) The Company’s ability to return to and maintain compliance with Nasdaq continued listing standards; and (viii) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Memorandum and Articles of Association
99.1	Press Release, dated August 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: August 15, 2025	By:	/s/ Chris Lai
	Name:	Chris Lai
	Title:	Chief Executive Officer

3